Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments
13.	Financial Instruments

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of its cash and cash equivalents and accounts receivable. As at December 31, 2011, the largest two customers’ trade receivables accounted for 62% and 14% of total accounts receivable.

The Company’s cash and cash equivalents are uninsured and they are placed at banks with high credit ratings. This investment policy limits the Company’s exposure to credit risk.

The accounts receivable balances largely represent amounts due from the Company’s principal customers who are international organizations with high credit ratings. Letters of credit are the principal security obtained to support lines of credit or negotiated contracts from a customer. As a consequence, credit risk is limited. Allowance for doubtful debts were $13 and $18 as of December 31, 2010 and 2011, respectively.